                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                     VALUE-ADDED MARKET SERIES/EQUITY PORTFOLIO(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                     T = AVERAGE ANNUAL TOTAL RETURN
                     n = NUMBER OF YEARS
                   ERV = ENDING REDEEMABLE VALUE
                     P = INITIAL INVESTMENT


                                                            (A)
$1,000          ERV AS OF       AGGREGATE     NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Jun-98      TOTAL RETURN   YEARS - n     TOTAL RETURN - T
------------    ----------     ------------   -----------   ----------------
 28-Jul-97      $1,099.20          9.92%          0.92             NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


                     t = AVERAGE ANNUAL TOTAL RETURN
                         (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                     n = NUMBER OF YEARS
                    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                     P = INITIAL INVESTMENT
                    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                               (C)                          (B)
$1,000          EV AS OF       TOTAL          NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Jun-98      RETURN - TR    YEARS - n     TOTAL RETURN - t
------------    -----------    -----------    ----------    -----------------
 28-Jul-97      $1,160.10         16.01%          0.92             NA


(D)        GROWTH OF $10,000*
(E)        GROWTH OF $50,000*
(F)        GROWTH OF $100,000*

FORMULA:   G = (TR+1)*P
           G = GROWTH OF INITIAL INVESTMENT
           P = INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                TOTAL          (D) GROWTH OF                (E) GROWTH OF             (F) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT-G         $50,000 INVESTMENT- G     $100,000 INVESTMENT - G
------------    -----------    --------------------         ---------------------     -----------------------
 28-Jul-97          16.01           $10,992                       $55,685                    $112,530

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4.00% & 3.00% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                     VALUE-ADDED MARKET SERIES/EQUITY PORTFOLIO(B)



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                     T = AVERAGE ANNUAL TOTAL RETURN
                     n = NUMBER OF YEARS
                   ERV = ENDING REDEEMABLE VALUE
                     P = INITIAL INVESTMENT

                                              (A)
  $1,000        ERV AS OF      NUMBER OF      AVERAGE ANNUAL
INVESTED - P    30-Jun-98      YEARS - n      TOTAL RETURN - T
------------    -----------    ----------     -----------------

 30-Jun-97      $1,168.40          1.00          16.84%

 30-Jun-93      $2,229.90          5.00          17.40%

 30-Jun-88      $3,915.20         10.00          14.62%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


                     t = AVERAGE ANNUAL TOTAL RETURN
                        (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                     n = NUMBER OF YEARS
                    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                     P = INITIAL INVESTMENT
                    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                               (C)                          (B)
 $1,000         EV AS OF       TOTAL          NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Jun-98      RETURN - TR    YEARS - n     TOTAL RETURN - T
------------    -----------    -----------    ----------    ----------------

 30-Jun-97      $1,218.40         21.84%          1.00            21.84%

 30-Jun-93      $2,249.90        124.99%          5.00            17.61%

 30-Jun-88      $3,915.20        291.52%         10.00            14.62%

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000


FORMULA:   G = (TR+1)*P
           G = GROWTH OF INITIAL INVESTMENT
           P = INITIAL INVESTMENT
          TR = TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL          (D) GROWTH OF                (E) GROWTH OF             (F) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT- G        $50,000 INVESTMENT-G      $100,000 INVESTMENT- G
------------    -----------    ----------------------       ----------------------    ----------------------
 01-Dec-87         391.57           $49,157                     $245,785                     $491,570

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                     VALUE-ADDED MARKET SERIES/EQUITY PORTFOLIO(C)



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                     T = AVERAGE ANNUAL TOTAL RETURN
                     n = NUMBER OF YEARS
                   ERV = ENDING REDEEMABLE VALUE
                     P = INITIAL INVESTMENT


                                                            (A)
 $1,000         ERV AS OF      AGGREGATE      NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Jun-98      TOTAL RETURN   YEARS - n     TOTAL RETURN - T
-------------   -----------    -------------  -----------   ----------------
 28-Jul-97      $1,142.20         14.22%          0.92             NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


                     t = AVERAGE ANNUAL TOTAL RETURN
                         (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                     n = NUMBER OF YEARS
                    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                     P = INITIAL INVESTMENT
                    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                               (C)                          (B)
  $1,000        EV AS OF       TOTAL          NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Jun-98      RETURN - TR    YEARS - n     TOTAL RETURN - t
-------------   -----------    -----------    -----------   ----------------

 28-Jul-97      $1,152.20         15.22%          0.92              NA


(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G = (TR+1)*P
           G = GROWTH OF INITIAL INVESTMENT
           P = INITIAL INVESTMENT
          TR = TOTAL RETURN SINCE INCEPTION

                TOTAL          (D)   GROWTH OF              (E)   GROWTH OF           (F)   GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT-G         $50,000 INVESTMENT- G     $100,000 INVESTMENT - G
------------    -----------    --------------------         ---------------------     -----------------------
 28-Jul-97          15.22           $11,522                      $57,610                      $115,220

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                     VALUE-ADDED MARKET SERIES/EQUITY PORTFOLIO(D)



(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)



                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


                     t = AVERAGE ANNUAL COMPOUND RETURN
                     n = NUMBER OF YEARS
                    EV = ENDING VALUE
                     P = INITIAL INVESTMENT
                    TR = TOTAL RETURN


                                          (B)
               (A)
 $1,000         EV AS OF       TOTAL          NUMBER OF     AVERAGE ANNUAL
INVESTED - P    30-Jun-98      RETURN - TR    YEARS - n     COMPOUND RETURN - t
-------------   -----------    -----------    ---------     -------------------

 28-Jul-97      $1,162.70         16.27%          0.92             NA

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G = (TR+1)*P
           G = GROWTH OF INITIAL INVESTMENT
           P = INITIAL INVESTMENT
          TR = TOTAL RETURN SINCE INCEPTION

$10,000         TOTAL          (C) GROWTH OF                (D) GROWTH OF             (E) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT- G        $50,000 INVESTMENT-G      $100,000 INVESTMENT- G
------------    -----------    ---------------------        --------------------      -------------------------
 28-Jul-97          16.27           $11,627                      $58,135                      $116,270